UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2011

MOTOR SPORT COUNTRY CLUB HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-27189	98-0230423
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 W 8th Avenue, Suite 200, Lakewood, CO  80215
 (Address of principal executive offices) (Zip code)

(888) 967-5552
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2011, John Henry Schlie resigned as a director of the Motor Sport Country Club Holdings, Inc. (the “Company”), effective immediately. There was no disagreement or dispute between Mr. Schlie and the Company which led to his resignation.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOR SPORT COUNTRY CLUB HOLDINGS, INC.

Dated: February 15, 2011	By:	/s/ Claus Wagner
Name: Claus Wagner
Title: Chief Executive Officer